SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

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                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 6, 1999
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                    VERSAILLES CAPITAL CORPORATION
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          (Exact Name of Registrant as Specified in Charter)

        Colorado                  0-22865             84-1044910
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(State or Other Jurisdiction  (Commission File        (IRS Employer
    of Incorporation)              Number)            Identification No.)

21550 Oxnard Street, Suite 830, Woodland Hills, California      91367
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(Address of Principal Executive Offices)                       Zip Code

Registrant's telephone number, including area code:   (818) 676-0404
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(Former Name or Former Address, if Changed since Last Report)







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Item 5.  Other Events.

     On August 6, 1999, the Registrant issued the following press release relating to the results of its annual meeting of shareholders held on August 6, 1999:

                                                 "FOR IMMEDIATE RELEASE
                                                 FRIDAY, AUGUST 6, 1999

                VERSAILLES CAPITAL CORP.'S SHAREHOLDERS
                APPROVE ALL PROPOSALS AT ANNUAL MEETING

NAME CHANGE TO AMERIMMUNE PHARMACEUTICALS, INC.,
NEW TICKER SYMBOL TO TAKE EFFECT TUESDAY, AUG. 10, 1999

Versailles Capital Corp., a Colorado corporation (OTC BB: VSCC), Friday announced that its shareholders, at the company's annual meeting, overwhelmingly approved all four of management's proposals, including adoption of an amendment to the company's articles of incorporation to change the name of the company to Amerimmune Pharmaceuticals, Inc. from Versailles Capital Corp.

The name change is effective at the start of trading on Tuesday, August 10, 1999, at which time the company's shares will begin trading under the trading symbol AMUN. The company's shares will continue to be traded on the OTC Bulletin Board.

Addressing the company's shareholders, the company's president and chief executive officer, Michael A. Davis, M.D., Sc.D., stated, 'The name change does not signify that the company is altering its focus. Rather, we believe that the current name has very little goodwill associated with it and the new name will be more representative of the company's plans.'

Shareholders also approved: 1) the election of six directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualify; 2) approval of the Versailles Capital Corp. 1998 omnibus stock incentive plan, as amended; and 3) ratification of the selection of Ernst & Young LLP as the company's independent auditors for the fiscal year ending March 31, 2000.

Elected to the board of directors were Daniel L. Azarnoff, M.D.; Roy S. Azarnoff; Kimberlie L. Cerrone; Michael A. Davis, M.D.; O.B. Parrish; and Lois Rezler. All are incumbent directors.
Founded in 1999, the company is engaged in pharmaceutical research and development, with the primary purpose of developing Cytolin(R), a drug designed to protect the immune

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system, especially in patients suffering from Human Immunodeficiency Virus
(HIV).

The company believes that Cytolin(R) is an important drug for the growing number of patients who have not been receiving treatment, for those who are on multidrug therapy, and for those who have become resistant to drugs currently used to treat the HIV/AIDS virus.

Statements made in this news release that are not historical facts, such as anticipated results of clinical trials, may constitute 'forward-looking statements,' which are made pursuant to the safe-harbor provisions in the federal securities laws. Forward-looking statements are subject to risks, uncertainties and other factors beyond the control of the company that could cause actual results to differ materially from those set forth in, contemplated by or underlying the forward-looking statements. Factors that could cause actual results to differ materially from the company's expectations are detailed in the company's filings with the Securities and Exchange Commission, including the company's annual report on Form 10-KSB.
The company disclaims any obligation to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events."







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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VERSAILLES CAPITAL CORPORATION
                                   (Registrant)


                                   By:   /s/ Wellington A. Ewen
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                                        Wellington A. Ewen, C.P.A., M.B.A.
                                        Chief Financial Officer

Date:  August 10, 1999







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